UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  December 13, 2005

NAVTEQ CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-21323	77-0170321
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

222 Merchandise Mart, Suite 900

Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

(312) 894-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.    Entry into a Material Definitive Agreement.

On December 13, 2005, the Compensation Committee of the Board of Directors of NAVTEQ Corporation (the “Company”) took certain actions with respect to executive compensation.  In particular, the Compensation Committee approved an increase in the base salaries of the following executive officers of the Company:

	2005 Salary	2006 Salary

David B. Mullen Executive Vice President and Chief Financial Officer	$350,000	$365,000

John K. MacLeod Executive Vice President, Global Marketing and Strategy	$330,000	$350,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVTEQ CORPORATION

Date: February 7, 2006	By:	/s/ David B. Mullen
David B. Mullen
Executive Vice President and Chief Financial Officer